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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA” or the “Company”), on April 26, 2021, OppFi and OppFi’s CEO, Jared Kaplan, released via social media a link to an interview of Mr. Kaplan by JMac Investing recorded on April 23, 2021. A transcript of the interview and the associated social media posts are being filed herewith as soliciting material.

Transcript of JMac Investing’s interview of Jared Kaplan, OppFi’s CEO, recorded on April 23, 2021:

JMac:	Hello everyone. Welcome to JMac Investing, my name is Jason. We have another CEO interview today. We have Jared Kaplan, who is the CEO of OppFi, which is coming public via a SPAC merger, FG New America Acquisition Corporation . Currently the ticker symbol is $FGNA. And so with no further ado, I'll go ahead and bring Jared on. How are you doing, sir?

Jared Kaplan:	Hey, nice to see you Jason. Thanks for having me.

JMac:	I really appreciate you coming on the show. How's your week going?

Jared Kaplan:	It is busy, it is busy. You know, I don't think anyone tells you the reality of what happens when you announce a deal like this. And it's been awesome, but busy since that date. And we got a lot of great things happening with the business as well. So, we're balancing a bunch of things, but all good problems.

JMac:	Well, I mean, that's a good way to start things. I'd love to hear some of that you know like what does that all entail? Okay. You build a business and then all of a sudden you have this opportunity to come public, which this really wasn't available, I would say 10 years or so ago. I mean, the SPAC structure was, but the new SPAC boom which has come and it's kind of slowed recently, but nonetheless I’d love to hear some of the stories of the process behind the scenes.

Jared Kaplan:	For sure.

JMac:	Because you got to get all these lawyers involved, right? I mean, there's...

Jared Kaplan:	Lot of lawyers. I tell you, man, I have to admit I was not a SPAC expert a year ago. We came out of COVID with a business that was performing very very well. I mean, COVID was the first dislocation economically that we have had to navigate, the business was founded in 2012, but most of the growth has been since 2015.

Jared Kaplan:	And prior to COVID... We were rocking and rolling all cylinders. So we were starting to think about public market options, COVID hits, my CFO did not have pandemic in the budget, unbelievable, I would think he would have the foresight to plan that. But a pandemic hit, we dust off the recession playbook, we went to work, took about 90 to 120 days to recognize where we were, we felt we were really good position and we picked our heads up again and we said, "Okay, let's look at our traditional IPO. Or let's look at what had become a pretty interesting endeavor, which was all these SPACs were reaching out to us as a financial technology company growing rapidly and profitable, which is highly unique in the Fintech space, we were getting a lot of calls. And so after doing our research, we thought this SPAC was really interesting, but we wanted to make sure it was the right partner and FG, their chairman's Joe Moglia and also their key lieutenants Kyle Cerminara and Larry Swets.

Jared Kaplan:	They're just like unbelievable, really smart public market guys. And Joe is legendary, right? He built Ameritrade and has had tremendous leadership success, not only in business, but in the football world and his acumen credibility coupled with Larry and Kyle, we were like, this is a terrific partnership. And SPAC process is a little bit more expeditious. You get the opportunity to go on the road with some detailed investor presentation information to tell the story. And that's what we needed to do because we never raised any outside money to build this thing.

Jared Kaplan:	The Schwartz family who seeded the business, founded the business, they put about 12 and a half million dollars in and then they hired me as CEO in November 2015. And since then, it's all been debt capital and cashflow from operations to build it. And that means we're relatively unknown in the investor community. People haven't heard of us cause we didn't raise hundreds of millions of dollars of venture capital and the Schwartz Capital Family, like they're so storied in Chicago, but they don't have the brand name of some of the Blue Chip venture capital firms as well. So with Joe being able to speak on our behalf and that gives us the credibility and that's what I've been spending my time on since mid-February is meeting with institutional investors and telling them the story, introducing them to the company and building rapport as we go out and build what we think is a decade long vision to create the digital financial services destination for the everyday consumer.

JMac:	Very good. Very good. Okay. So let's back up a little bit. Let's, let's kind of, for anyone who's unfamiliar with a little bit of the back drop story of your company, which is, it was OppLoans and that was i. After merger it’s going to be OppFi right. Is that correct?

Jared Kaplan:	That's right. That's right.

JMac:	So, so yeah. Give us a little bit of the backdrop. How long have you been in business? Tell us a little bit of the storyline behind your company. Well, OppLoans which is becoming OppFi.

Jared Kaplan:	Sure, so the family patriarch of the Schwartz family, Ted Schwartz had built a very successful business in Chicago called APAC, APAC customer services. He took it public in the mid-nineties and sold it to JP Morgan's private equity group in 2011, that seat of the family office and his son, Todd Schwartz founded this business, stood it up in 2012.

Jared Kaplan:	He had seen after the great recession, all this capital had evaporated from the middle income consumer and the markets of last resort were really crummy if you needed credit access. And he said, we can build a better platform that's fair, that can help people in difficult situations and then ultimately rebuild their financial health. And so that was what they started to do 2012 to 2015. They installed the credit philosophy. Yep. Go on.

JMac:	Sorry. I was just going to interject. So the, the crummy, like payday loans, that's what you're referring to.

Jared Kaplan:	Payday loans, auto title loans, using bank overdraft, tribal lending platform-it’s the unregulated market. Yeah. All of the above. Yeah. So Todd was really smart. He installed his dad's customer service philosophy. APAC was known for outstanding customer service and he hired probably the smartest guy in non-prime credit next Cap 1, HSBC guy named Chris McKay.

Jared Kaplan:	And they installed the credit philosophy. Chris is still with us today and that's what I inherited. They had figured out the credit, figured out the customer service. And they said, okay, go in and scale this thing for us. But whatever you do, don't screw up the customer service or the credit. So I was like, okay, got it. The opportunity's massive, right? There's 150 million consumers in the country that have less than a thousand dollars of savings in the bank account, which I didn't recognize. And if you have less than a 625 FICO score, you're essentially abandoned by the mainstream world.

Jared Kaplan:	And like we talked about those products of last resort. They're not great. So OppLoans is the initial product that we launched with and that is a credit access product that is originated by banks and we power the banks to do so based upon our financial technology platform, it's structured in a way to rebuild financial health. And from there we're extending to products that we can use to graduate customers back to the mainstream and in longer-term fill out that financial services suite with opportunities like mobile banking and ultimately mortgages and investing to build the OppFi brand. And that's why we've pivoted on the branding because OppLoans describes that historical product, but it's one piece of a huge vision to build what we hope is the place to be for this consumer.

JMac:	Right. So, and I guess, built into the loan platform, there is an AI component to that. Is that correct?

Jared Kaplan:	Yeah. It's all powered by the technology that we have that is a big part of that is the decisioning tool. And at this point we've facilitated over a billion six loans. There's over 14 million repayment events that we have been able to track and that all aggregates to about 7 billion data points, which goes into our fancy technology. If you're a FinTech company these days and you don't say AI machine learning, Crypto and Blockchain, what are you? Right? But the reality is it's that good. The AI in that machine learning that we've employed has allowed us to get better and better. And the banks ultimately adopt that as part of their credit models. And there's a long way we can go.

Jared Kaplan:	I mean, there's so much better that we can do for the consumers as we get larger. And the data sets gets bigger and better, but we're really proud of what we've done thus far. And you should ignore everything I say. Like, don't believe a word. And I always tell people, go see what the customers say. Cause that's how you know if you've got a great business, if the customer's talking about the value you create for them, that's gold and on the Better Business Bureau and Google, LendingTree, all over the place they're saying great things about us every day. And that's what you should take a look at.

JMac:	Right now. You were saying if non-prime is your target customer, meaning like 625 credit score below. And you said, you were saying that they've been kind of forgotten, is that because of the real estate crash, did it, they kind of fall off the map then?

Jared Kaplan:	So I think there's two separate themes there. So credit score has always been viewed as your test of credit worthiness. And it's just not a great predictor, especially as you move down the FICO spectrum. And so we believe, like we don't use anything from a traditional perspective to understand credit worthiness. We use all this cool alternative data to figure out your ability and your willingness to repay. Now, one of those levers is ensuring that you make enough money and that the consistency of income is such that you can repay the loan.

Jared Kaplan:	And that's completely antithetical to what happened during the mortgage crisis, which was essentially lending people money that didn't have income to repay it. So, although it's focused on a consumer, that is not all that much different, the underwriting methodology behind it is completely different. And you can see that in the credit performance over time.

JMac:	Okay. Okay. That makes sense. So it looks like you guys, you work with smaller banks and you outsource services like marketing, underwriting, decisioning and customer service, so and you were alluding to some of the other opps, you've been mostly loans, but you're alluding to some of the expansion plans in the future. Let's talk about that a little bit. What do you guys envision for a master plan for OppFi as it becomes public?

Jared Kaplan:	Yeah, so we started off as an 18 state licensed lender and had 18 different products in 18 different states. And then we started to get some imbalance from some regional and community banks who recognized how underserved this marketplace is. And they were struggling to compete with the large bulge bracket banks. And they said: "Hey, you've got a really interesting platform. We're a bank, we can lend nationally based upon where we're based. So can we figure out some kind of partnership here? And that partnership is not very unique in FinTech. You've got lots of great companies out there that have partnered with banks in similar matters, the Affirms of the world, the Upstarts of the world, but essentially the bank provides all the regulatory compliance oversight.

Jared Kaplan:	They essentially can approve all parts of the process. They ultimately set up the credit model based upon our suggestions from an alternative data perspective. But then they hire us to do all the acquisition, all the underwriting and all the servicing. And that historically has been focused on this OppLoans product. But now we are quickly expanding elsewhere. We launched an installment loan called SalaryTap here recently, that is an installment loan that's repaid by payroll deduction. Payroll deduction is highly secured form of repayment. And so those products can be offered by the banks, much lower rates because the losses are lower.

Jared Kaplan:	We're going to launch the OppFi credit card here in the early second half of the year. That's a perfect graduation product for this customer who has proved themselves in the higher cost installment loan. Today, when you apply, we go out to near prime lending platforms, about 20 of them. And we see if any of them have an appetite for the product before they're placed in the higher cost products. There's no reason why we have to give that business away Long-term. Now, now only 10% of the time do those near prime lenders offer even one product to those consumers today. And they close it only 1% of the time, but we know with our data, we can go upstream into the near prime segment and then longer term, we'd love to run, wrap around mobile banking. We're looking at point of sale and then more aspirationally, if we can allow access and then graduate you to mainstream credit the next thing we want to do is help you build savings and ultimately build wealth through owning a home or through investing. So there's a lot to get done there. We've got a bunch on our plate this year, but we have tremendous ambition and we don't want to do it just in this country. Long-term, it's a global opportunity, so lots and lots of work for us to do.

JMac:	Okay. Yeah. So you touched a little bit on installment loans and that whole end of the product that you'll be developing in the future, it seems like I read somewhere that you guys were hoping to, was it potentially partnering? Cause you did name drop Affirm and there's also Katapult. Would you be looking to partner with some of those guys or would you be competing with those.

Jared Kaplan:	We could potentially partner or we could potentially compete with them. I mean, if you think about the product that OppLoans product historically, it focuses on a very similar customer to what Katapult focuses on but the mechanism in reaching the customer is different, right? Katapult's doing it through the point of sale, for a lease to own product. Our customers will get the cash in their bank account today and then they can use it wherever they need to use it. Typically it's car repair or unexpected medical, but they can also buy durable goods with that cash. And a lease to own product is exclusively tied to durable goods. So the worlds are pretty close together as it is today. It's just that delivery model. And we certainly are going to look at that space going forward. It's gained a lot of traction here through the pandemic and I think it is here to stay as a theme for the longterm.

JMac:	I was also reading that you guys were having a desire to enter in a mobile banking space. What does that entail? How difficult is that to enter into?

Jared Kaplan:	Yeah. What people don't realize for our customers, half of the customers that we see today, bank at the largest banks, they just don't have any credit access from them. So we view mobile banking as a really nice adjacent opportunity for customers to do even more business with us. They're so grateful and loyal when we say yes, right? Imagine a customer's experience, their car broke down. They need to fix it tomorrow. They walk into their bank, the bank laughs at them. They go online, they're declined by anyone, our bank say yes. Now they're unbelievably grateful. And so can we cross sell and offer more products to them? And why we like mobile banking is that if you have the direct deposit for the customer you're first in line to get repaid.

Jared Kaplan:	So that means that repayment’s more highly secured. You, if you offer a debit card, you're able to wrap around, not wrap around, but aggregate some more debit card transaction data that will also help with the underwriting algorithms. And so it's all about creating that stickiness and data feedback loop to continue to improve the products so that they are cheaper and better for the customer. And that's how you build real sustainable, competitive advantage over time. So that's definitely on the roadmap and we could build, buy or partner for that. And that analysis is just getting underway here in likely a 2022 initiative.

JMac:	Yeah, I guess we have a recent sort of example where SoFi is coming public via SPAC and they have acquired a community bank or something to kind of circumvent, not really circumvent, but it's to expedite some of the legal things that will come about to open up their opportunities to what they can offer their customers right.

Jared Kaplan:	Yeah. I think the way they look at it, right? It creates a bit more of a streamlined approach. They can reduce their borrowing costs. They're able to park deposits directly. You can do it as a non-bank as well, like Chime is doing right with third-party banks and just provide the front end. I think we have a lot of respect for SoFi and what they've built for the HENRYs - the high earners not rich yet population. I mean, they've got a lot of products stood up and that vision is really cool and their CEO is amazing. Right? And I think we have a similar vision for this everyday consumer, this person who's making 50 grand has a job, has a bank account, but has basically been orphaned. Now my CFO has, I always joke has not let me put her name on Wrigley Field yet.

Jared Kaplan:	Right? Like SoFi did on that beautiful Rams Stadium, but we've been pretty successful building the brand quantitatively with the customers in a more guerilla manner. And that's why we think as we're able to string up new products here, they're going to be incredibly accepting of them.

JMac:	Let's talk a little bit about your valuation, some of your past growth and your future projections, which is one of the things that's kind of coming under the microscope is that companies coming public via SPAC can put out future projections, which I think most people would prefer. And especially even with IPOs it's for an investor, I'd like to see what a company thinks they could do. So whatever. So I think it's a good thing. But I was looking over even your past, it looks like you have some have had some incredible growth over the years.

Jared Kaplan:	Yeah. We've had a great couple of years here, five or so since I've been CEO. And before that the company was very successful. We think the valuation is incredibly attractive where it is right now. We cut the deal in December. The markets run up quite a bit since then. The Schwartz family are stand up people. They shook hands on a deal. I also think there's some interesting dynamics of this transaction given the fact that the company wasn't very well known by the institutional investor base. We didn't do a PIPE, we didn't do the cash. So there's no PIPE. The selling shareholders take a little money out as part of the transaction. Although all the selling shareholders, which are basically the Schwartz Capital Family and management. So we'll own 60 plus percent post the deal closing. We wanted a fair valuation where people get involved now and everyone can make a bunch of money in the future.

Jared Kaplan:	So that's what we plan to do. And I think from projection perspective the SPAC that we always say, all SPACs are not created equal. And certainly all SPAC targets aren't created equal. There's very few SPAC targets that are profitable, let alone with a track record of growth that we have. So we think that's pretty unique. We built our reputation with debt providers by hitting every number we ever gave them. And we've made massive improvements in our cost of capital and financing structures over time because of that. And we hope to do the same thing on the equity capital markets is being thoughtful about how we guide to the numbers and hit those numbers and earn all the credibility and the confidence that you need to be a successful public company.

JMac:	Very good. Very good. Yeah, it makes it makes sense. So from what I was also reading and researching about your company, it looks like, I guess, someone to kind of compare you against for someone looking to see the potential. Upstart, which is a publicly traded company, is someone who you kind of align up with right now with your current business model. So how would you say you all stack up against them, which right now I think the market cap is $7.2 billion. So for an investor, if you guys could grow into that, that will be a nice multiple.

Jared Kaplan:	Totally. Upstart's an amazing company that does a great job. The delivery model is incredibly similar. We actually share a bank partner on the front end, whereby the banks originating, and they are leveraging outstanding AI and machine learning technology to ensure credit worthiness of the borrowers. And we're both buying back the receivables from the banks.

Jared Kaplan:	And then the one difference is that we have historically kept those receivables in house to earn the full unit economics on them, where they have sold those to third parties and also it’s a different customer. They're going after high six hundreds, low 700 cycle customer where we're focused on the 550 to 600 FICO customer segment. So those are some of the differences, but certainly we respect their public market debut. And hopefully we can work some of that magic. I think being realistic, there's also some regulatory risks with our business that we're incredibly thoughtful about. That's why we're diversifying the product suite. That's why we're really excited about Salary Tap and credit cards. We're also looking to go up market a little bit, and we spent a tremendous amount of time working with regulators and members of Congress to educate them on the dearth of credit access in this country.

Jared Kaplan:	Why the products on our platform are structured in a way that you rebuild financial health and we hope to quantifiably show how we improve the financial health of our customers over time, either through increases in savings or increases in credit score, graduation to mainstream products. So there's a lot going on there and we're going to get out here as a moment of time in the De-SPAC process once we close this transaction, hopefully at the end of the second quarter, then we're going to put our heads down, we're going to build out this vision. And I am very confident that public markets will reward us for doing so.

JMac:	Yeah, well, yeah, really excited to see and follow along the journey here. It's been great. I don't have a ton of insight into the industry or the market I've been very heavily focused in EV's and a lot of that type of technology.

JMac:	So, but yeah, so I want to give you the last word here and we'll close it out and anything that I missed that you wanted to cover and let the audience know about OppFi otherwise.

Jared Kaplan:	Yeah. I think the biggest thing, especially when I'm talking to the investor community, lots of investors have never used these products, right? When they approached me to be the CEO of this company, I was not well-educated on the realities here, that there are so many people without savings and without products like these, you literally have no access. And when you're faced with a difficult situation, you need credit to go fix your car, to go pay a doctor. And that's where we're able through the power of these banks provide access. And that's part of the story, right? Provide access and best available product at a time of need. And the fact that we go to those other near prime companies first proves that without platforms like this, these customers would be in very, very difficult shape.

Jared Kaplan:	Now, when we get public, we want to use those earnings calls to, what I said earlier is, not just show terrific financial performance, but also prove the ability to help the financial health of our customers. And I know this space is going to change dramatically over the time here, you see some of these Blue Chip companies like Square through Cash App piloting small dollar loans. You've got companies like Chime trying to figure out lending for a similar customer base. So although we've got less competition today than we did five years ago, I think the next five years should be quite interesting. And it's certainly something that investors should be taking a look at. Who's going to be the winner. And I think we've got as good of a chance as anyone.

JMac:	Sounds good. It sounds good, Jared. Well, you've been very generous coming on. Really appreciate the time that you've given and wishing you all the best as you De-SPAC.

Jared Kaplan:	Thank you very much. Appreciate the opportunity.

JMac:	Thank you so much Sir, have a good one.

Jared Kaplan:	You too.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on April 26, 2021:

Twitter: Thanks @JMacInvesting for hosting me to talk about OppFi's #SPAC journey and our role as a #FinTech disruptor and our mission to improve #CreditAccess. $FGNA

https://oppl.co/3sNKusz

Important Info re: OppFi/FGNA transaction: oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on April 26, 2021:

Twitter: OppFi CEO @JaredSKaplan was interviewed by @JMacInvesting about the OppFi #SPAC, our competitive edge, and our mission to improve #CreditAccess. Watch the interview here. $FGNA

https://oppl.co/3sNKusz

Important Info re: OppFi/FGNA transaction: oppl.co/31nNfWi

The transcript of the interview linked in the social media posts is follows:

JMac:	Hello everyone. Welcome to JMac Investing, my name is Jason. We have another CEO interview today. We have Jared Kaplan, who is the CEO of OppFi, which is coming public a via SPAC merger, FG New America Acquisition Corporation. Currently the ticker symbol is $FGNA. And so with no further ado, I'll go ahead and bring Jared on. How are you doing, sir?

Jared Kaplan:	Hey, nice to see you Jason. Thanks for having me.

JMac:	I really appreciate you coming on the show. How's your week going?

Jared Kaplan:	It is busy, it is busy. You know, I don't think anyone tells you the reality of what happens when you announce a deal like this. And it's been awesome, but busy since that date. And we got a lot of great things happening with the business as well. So, we're balancing a bunch of things, but all good problems.

JMac:	Well, I mean, that's a good way to start things. I'd love to hear some of that you know like what does that all entail? Okay. You build a business and then all of a sudden you have this opportunity to come public, which this really wasn't available, I would say 10 years or so ago. I mean, the SPAC structure was, but the new SPAC boom which has come and it's kind of slowed recently, but nonetheless I’d love to hear some of the stories of the process behind the scenes.

Jared Kaplan:	For sure.

JMac:	Because you got to get all these lawyers involved, right? I mean, there's...

Jared Kaplan:	Lot of lawyers. I tell you, man, I have to admit I was not a SPAC expert a year ago. We came out of COVID with a business that was performing very very well. I mean, COVID was the first dislocation economically that we have had to navigate, the business was founded in 2012, but most of the growth has been since 2015.

Jared Kaplan:	And prior to COVID... We were rocking and rolling all cylinders. So we were starting to think about public market options, COVID hits, my CFO did not have pandemic in the budget, unbelievable, I would think he would have the foresight to plan that. But a pandemic hit, we dust off the recession playbook, we went to work, took about 90 to 120 days to recognize where we were, we felt we were really good position and we picked our heads up again and we said, "Okay, let's look at our traditional IPO. Or let's look at what had become a pretty interesting endeavor, which was all these SPACs were reaching out to us as a financial technology company growing rapidly and profitable, which is highly unique in the Fintech space, we were getting a lot of calls. And so after doing our research, we thought this SPAC was really interesting, but we wanted to make sure it was the right partner and FG, their chairman's Joe Moglia and also their key lieutenants Kyle Cerminara and Larry Swets.

Jared Kaplan:	They're just like unbelievable, really smart public market guys. And Joe is legendary, right? He built Ameritrade and has had tremendous leadership success, not only in business, but in the football world and his acumen credibility coupled with Larry and Kyle, we were like, this is a terrific partnership. And SPAC process is a little bit more expeditious. You get the opportunity to go on the road with some detailed investor presentation information to tell the story. And that's what we needed to do because we never raised any outside money to build this thing.

Jared Kaplan:	The Schwartz family who seeded the business, founded the business, they put about 12 and a half million dollars in and then they hired me as CEO in November 2015. And since then, it's all been debt capital and cashflow from operations to build it. And that means we're relatively unknown in the investor community. People haven't heard of us cause we didn't raise hundreds of millions of dollars of venture capital and the Schwartz Capital Family, like they're so storied in Chicago, but they don't have the brand name of some of the Blue Chip venture capital firms as well. So with Joe being able to speak on our behalf and that gives us the credibility and that's what I've been spending my time on since mid-February is meeting with institutional investors and telling them the story, introducing them to the company and building rapport as we go out and build what we think is a decade long vision to create the digital financial services destination for the everyday consumer.

JMac:	Very good. Very good. Okay. So let's back up a little bit. Let's, let's kind of, for anyone who's unfamiliar with a little bit of the back drop story of your company, which is, it was OppLoans and that was it. After merger it’s going to be OppFi right. Is that correct?

Jared Kaplan:	That's right. That's right.

JMac:	So, so yeah. Give us a little bit of the backdrop. How long have you been in business? Tell us a little bit of the storyline behind your company. Well, OppLoans which is becoming OppFi.

Jared Kaplan:	Sure, so the family patriarch of the Schwartz family, Ted Schwartz had built a very successful business in Chicago called APAC, APAC customer services. He took it public in the mid-nineties and sold it to JP Morgan's private equity group in 2011, that seat of the family office and his son, Todd Schwartz founded this business, stood it up in 2012.

Jared Kaplan:	He had seen after the great recession, all this capital had evaporated from the middle income consumer and the markets of last resort were really crummy if you needed credit access. And he said, we can build a better platform that's fair, that can help people in difficult situations and then ultimately rebuild their financial health. And so that was what they started to do 2012 to 2015. They installed the credit philosophy. Yep. Go on.

JMac:	Sorry. I was just going to interject. So the, the crummy, like payday loans, that's what you're referring to.

Jared Kaplan:	Payday loans, auto title loans, using bank overdraft, tribal lending platform-it’s the unregulated market. Yeah. All of the above. Yeah. So Todd was really smart. He installed his dad's customer service philosophy. APAC was known for outstanding customer service and he hired probably the smartest guy in non-prime credit next Cap 1, HSBC guy named Chris McKay.

Jared Kaplan:	And they installed the credit philosophy. Chris is still with us today and that's what I inherited. They had figured out the credit, figured out the customer service. And they said, okay, go in and scale this thing for us. But whatever you do, don't screw up the customer service or the credit. So I was like, okay, got it. The opportunity's massive, right? There's 150 million consumers in the country that have less than a thousand dollars of savings in the bank account, which I didn't recognize. And if you have less than a 625 FICO score, you're essentially abandoned by the mainstream world.

Jared Kaplan:	And like we talked about those products of last resort. They're not great. So OppLoans is the initial product that we launched with and that is a credit access product that is originated by banks and we power the banks to do so based upon our financial technology platform, it's structured in a way to rebuild financial health. And from there we're extending to products that we can use to graduate customers back to the mainstream and in longer-term fill out that financial services suite with opportunities like mobile banking and ultimately mortgages and investing to build the OppFi brand. And that's why we've pivoted on the branding because OppLoans describes that historical product, but it's one piece of a huge vision to build what we hope is the place to be for this consumer.

JMac:	Right. So, and I guess, built into the loan platform, there is an AI component to that. Is that correct?

Jared Kaplan:	Yeah. It's all powered by the technology that we have that is a big part of that is the decisioning tool. And at this point we've facilitated over a billion six loans. There's over 14 million repayment events that we have been able to track and that all aggregates to about 7 billion data points, which goes into our fancy technology. If you're a FinTech company these days and you don't say AI machine learning, Crypto and Blockchain, what are you? Right? But the reality is it's that good. The AI in that machine learning that we've employed has allowed us to get better and better. And the banks ultimately adopt that as part of their credit models. And there's a long way we can go.

Jared Kaplan:	I mean, there's so much better that we can do for the consumers as we get larger. And the data sets gets bigger and better, but we're really proud of what we've done thus far. And you should ignore everything I say, Like, don't believe a word. And I always tell people, go see what the customers say. Cause that's how you know if you've got a great business, if the customer's talking about the value you create for them, that's gold and on the Better Business Bureau and Google, LendingTree, all over the place they're saying great things about us every day. And that's what you should take a look at.

JMac:	Right now. You were saying if non-prime is your target customer, meaning like 625 credit score below. And you said, you were saying that they've been kind of forgotten, is that because of the real estate crash, did it, they kind of fall off the map then?

Jared Kaplan:	So I think there's two separate themes there. So credit score has always been viewed as your test of credit worthiness. And it's just not a great predictor, especially as you move down the FICO spectrum. And so we believe, like we don't use anything from a traditional perspective to understand credit worthiness. We use all this cool alternative data to figure out your ability and your willingness to repay. Now, one of those levers is ensuring that you make enough money and that the consistency of income is such that you can repay the loan.

Jared Kaplan:	And that's completely antithetical to what happened during the mortgage crisis, which was essentially lending people money that didn't have income to repay it. So, although it's focused on a consumer, that is not all that much different, the underwriting methodology behind it is completely different. And you can see that in the credit performance over time.

JMac:	Okay. Okay. That makes sense. So it looks like you guys, you work with smaller banks and you outsource services like marketing, underwriting, decisioning and customer service, so and you were alluding to some of the other opps, you've been mostly loans, but you're alluding to some of the expansion plans in the future. Let's talk about that a little bit. What do you guys envision for a master plan for OppFi as it becomes public?

Jared Kaplan:	Yeah, so we started off as an 18 state licensed lender and had 18 different products in 18 different states. And then we started to get some imbalance from some regional and community banks who recognized how underserved this marketplace is. And they were struggling to compete with the large bulge bracket banks. And they said: "Hey, you've got a really interesting platform. We're a bank, we can lend nationally based upon where we're based. So can we figure out some kind of partnership here? And that partnership is not very unique in FinTech. You've got lots of great companies out there that have partnered with banks in similar matters, the Affirms of the world, the Upstarts of the world, but essentially the bank provides all the regulatory compliance oversight.

Jared Kaplan:	They essentially can approve all parts of the process. They ultimately set up the credit model based upon our suggestions from an alternative data perspective. But then they hire us to do all the acquisition, all the underwriting and all the servicing. And that historically has been focused on this OppLoans product. But now we are quickly expanding elsewhere. We launched an installment loan called SalaryTap here recently, that is an installment loan that's repaid by payroll deduction. Payroll deduction is highly secured form of repayment. And so those products can be offered by the banks, much lower rates because the losses are lower.

Jared Kaplan:	We're going to launch the OppFi credit card here in the early second half of the year. That's a perfect graduation product for this customer who has proved themselves in the higher cost installment loan. Today, when you apply, we go out to near prime lending platforms, about 20 of them. And we see if any of them have an appetite for the product before they're placed in the higher cost products. There's no reason why we have to give that business away. long-term. Now only 10% of the time do those near prime lenders offer even one product to those consumers today. And they close it only 1% of the time, but we know with our data, we can go upstream into the near prime segment and then longer term, we'd love to run, wrap around mobile banking. We're looking at point of sale and then more aspirationally, if we can allow access and then graduate you to mainstream credit the next thing we want to do is help you build savings and ultimately build wealth through owning a home or through investing. So there's a lot to get done there. We've got a bunch on our plate this year, but we have tremendous ambition and we don't want to do it just in this country. Long-term, it's a global opportunity, so lots and lots of work for us to do.

JMac:	Okay. Yeah. So you touched a little bit on installment loans and that whole end of the product that you'll be developing in the future, it seems like I read somewhere that you guys were hoping to, was it potentially partnering? Cause you did name drop Affirm and there's also Katapult. Would you be looking to partner with some of those guys or would you be competing with those.

Jared Kaplan:	We could potentially partner or we could potentially compete with them. I mean, if you think about the product that OppLoans product, historically, it focuses on a very similar customer to what Katapult focuses on but the mechanism in reaching the customer is different, right? Katapult's doing it through the point of sale, for a lease to own product. Our customers will get the cash in their bank account today and then they can use it wherever they need to use it. Typically it's car repair or unexpected medical, but they can also buy durable goods with that cash. And a lease to own product is exclusively tied to durable goods. So the worlds are pretty close together as it is today. It's just that delivery model. And we certainly are going to look at that space going forward. It's gained a lot of traction here through the pandemic and I think it is here to stay as a theme for the longterm.

JMac:	I was also reading that you guys were having a desire to enter in a mobile banking space. What does that entail? How difficult is that to enter into?

Jared Kaplan:	Yeah. What people don't realize for our customers, half of the customers that we see today, bank at the largest banks, they just don't have any credit access from them. So we view mobile banking as a really nice adjacent opportunity for customers to do even more business with us. They're so grateful and loyal when we say yes, right? Imagine a customer's experience, their car broke down. They need to fix it tomorrow. They walk into their bank, the bank laughs at them. They go online, they're declined by anyone, our bank say yes. Now they're unbelievably grateful. And so can we cross sell and offer more products to them? And why we like mobile banking is that if you have the direct deposit for the customer you're first in line to get repaid.

Jared Kaplan:	So that means that repayment’s more highly secured. You, if you offer a debit card, you're able to wrap around, not wrap around, but aggregate some more debit card transaction data that will also help with the underwriting algorithms. And so it's all about creating that stickiness and data feedback loop to continue to improve the products so that they are cheaper and better for the customer. And that's how you build real sustainable, competitive advantage over time. So that's definitely on the roadmap and we could build, buy or partner for that. And that analysis is just getting underway here in likely a 2022 initiative.

JMac:	Yeah, I guess we have a recent sort of example where SoFI is coming public via SPAC and they have acquired a community bank or something to kind of circumvent, not really circumvent, but it's to expedite some of the legal things that will come about to open up their opportunities to what they can offer their customers right.

Jared Kaplan:	Yeah. I think the way they look at it, right? It creates a bit more of a streamlined approach. They can reduce their borrowing costs. They're able to park deposits directly. You can do it as a non-bank as well, like Chime is doing right with third-party banks and just provide the front end. I think we have a lot of respect for SoFI and what they've built for the HENRYs - the high earners not rich yet population. I mean, they've got a lot of products stood up and that vision is really cool and their CEO is amazing. Right? And I think we have a similar vision for this everyday consumer, this person who's making 50 grand has a job, has a bank account, but has basically been orphaned. Now my CFO has, I always joke has not let me put her name on Wrigley Field yet.

Jared Kaplan:	Right? Like SoFi did on that beautiful Rams Stadium, but we've been pretty successful building the brand quantitatively with the customers in a more guerilla manner. And that's why we think as we're able to string up new products here, they're going to be incredibly accepting of them.

JMac:	Let's talk a little bit about your valuation, some of your past growth and your future projections, which is one of the things that's kind of coming under the microscope is that companies coming public via SPAC can put out future projections, which I think most people would prefer. And especially even with IPOs it's for an investor, I'd like to see what a company thinks they could do. So whatever. So I think it's a good thing. But I was looking over even your past, it looks like you have some have had some incredible growth over the years.

Jared Kaplan:	Yeah. We've had a great couple of years here, five or so since I've been CEO. And before that the company was very successful. We think the valuation is incredibly attractive where it is right now. We cut the deal in December. The markets run up quite a bit since then. The Schwartz family are stand up people. They shook hands on a deal. I also think there's some interesting dynamics of this transaction given the fact that the company wasn't very well known by the institutional investor base. We didn't do a PIPE, we didn't do the cash. So there's no PIPE. The selling shareholders take a little money out as part of the transaction. Although all the selling shareholders, which are basically the Schwartz Capital Family and management. So we'll own 60 plus percent post the deal closing. We wanted a fair valuation where people get involved now and everyone can make a bunch of money in the future.

Jared Kaplan:	So that's what we plan to do. And I think from projection perspective the SPAC that we always say, all SPACs are not created equal. And certainly all SPAC targets aren't created equal. There's very few SPAC targets that are profitable, let alone with a track record of growth that we have. So we think that's pretty unique. We built our reputation with debt providers by hitting every number we ever gave them. And we've made massive improvements in our cost of capital and financing structures over time because of that. And we hope to do the same thing on the equity capital markets is being thoughtful about how we guide to the numbers and hit those numbers and earn all the credibility and the confidence that you need to be a successful public company.

JMac:	Very good. Very good. Yeah, it makes it makes sense. So from what I was also reading and researching about your company, it looks like, I guess, someone to kind of compare you against for someone looking to see the potential. Upstart, which is a publicly traded company, is someone who you kind of align up with right now with your current business model. So how would you say you all stack up against them, which right now I think the market cap is $7.2 billion. So for an investor, if you guys could grow into that, that will be a nice multiple.

Jared Kaplan:	Totally. Upstart's an amazing company that does a great job. The delivery model is incredibly similar. We actually share a bank partner on the front end, whereby the banks originating, and they are leveraging outstanding AI and machine learning technology to ensure credit worthiness of the borrowers. And we're both buying back the receivables from the banks.

Jared Kaplan:	And then the one difference is that we have historically kept those receivables in house to earn the full unit economics on them, where they have sold those to third parties and also it’s a different customer. They're going after high six hundreds, low 700 cycle customer where we're focused on the 550 to 600 FICO customer segment. So those are some of the differences, but certainly we respect their public market debut. And hopefully we can work some of that magic. I think being realistic, there's also some regulatory risks with our business that we're incredibly thoughtful about. That's why we're diversifying the product suite. That's why we're really excited about Salary Tap and in credit cards. We're also looking to go up market a little bit, and we spent a tremendous amount of time working with regulators and members of Congress to educate them on the dearth of credit access in this country.

Jared Kaplan:	Why the products on our platform are structured in a way that you rebuild financial health and we hope to quantifiably show how we improve the financial health of our customers over time, either through increases in savings or increases in credit score, graduation to mainstream products. So there's a lot going on there and we're going to get out here as a moment of time in the De-SPAC process once we close this transaction, hopefully at the end of the second quarter, then we're going to put our heads down, we're going to build out this vision. And I am very confident that public markets will reward us for doing so.

JMac:	Yeah, well, yeah, really excited to see and follow along the journey here. It's been great. I don't have a ton of insight into the industry or the market I've been very heavily focused in EV's and a lot of that type of technology.

JMac:	So, but yeah, so I want to give you the last word here and we'll close it out and anything that I missed that you wanted to cover and let the audience know about OppFi otherwise.

Jared Kaplan:	Yeah. I think the biggest thing, especially when I'm talking to the investor community, lots of investors have never used these products, right? When they approached me to be the CEO of this company, I was not well-educated on the realities here, that there are so many people without savings and without products like these, you literally have no access. And when you're faced with a difficult situation, you need credit to go fix your car, to go pay a doctor. And that's where we're able through the power of these banks provide access. And that's part of the story, right? Provide access and best available product at a time of need. And the fact that we go to those other near prime companies first proves that without platforms like this, these customers would be in very, very difficult shape.

Jared Kaplan:	Now, when we get public, we want to use those earnings calls to, what I said earlier is, not just show terrific financial performance, but also prove the ability to help the financial health of our customers. And I know this space is going to change dramatically over the time here, you see some of these Blue Chip companies like Square through Cash App piloting small dollar loans. You've got companies like Chime trying to figure out lending for a similar customer base. So although we've got less competition today than we did five years ago, I think the next five years should be quite interesting. And it's certainly something that investors should be taking a look at. Who's going to be the winner. And I think we've got as good of a chance as anyone.

JMac:	Sounds good. It sounds good, Jared. Well, you've been very generous coming on. Really appreciate the time that you've given and wishing you all the best as you De-SPAC.

Jared Kaplan:	Thank you very much. Appreciate the opportunity.

JMac:	Thank you so much Sir, have a good one.

Jared Kaplan:	You too.

Important Information About the Business Combination and Where to Find It: In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.